MUNIHOLDINGS
FUND II, INC.




FUND LOGO




Annual Report

July 31, 1999



This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.





MuniHoldings Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIHOLDINGS FUND II, INC.


The Benefits and
Risks of
Leveraging

MuniHoldings Fund II, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline.Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.




MuniHoldings Fund II, Inc., July 31, 1999


DEAR SHAREHOLDER

For the 12-month period ended July 31, 1999, the Common Stock of MuniHoldings Fund II, Inc. earned $0.833 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.89%, based on a month-end per share net asset value of $14.16. During the same period, the total investment return on the Fund's Common Stock was -0.03%, based on a change in per share net asset value from $15.01 to $14.16, and assuming reinvestment of $0.832 per share income dividends.

For the 12-month period ended July 31, 1999, the Fund's Auction
Market Preferred Stock had an average yield of 3.18% for Series A and 3.09% for Series B.

The Municipal Market Environment
During the six months ended July 31, 1999, long-term bond yields rose significantly. Steady US economic growth combined with improvement in foreign economies, most notably Japan and Brazil, as well as an inflation scare in early May put upward pressure on bond yields throughout the period. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June. US Treasury bond yields reacted by climbing above 6.15% by late June before improving somewhat to 6.10% by July 31, 1999. During the six-month period ended July 31, 1999, yields on long-term US Treasury bonds increased approximately 100 basis points (1.00%).

Long-term tax-exempt bond yields also rose during the last six months. Until early May, the municipal bond market had been able to withstand much of the upward pressure on bond yields. However, investor concerns regarding ongoing US economic strength and the fear of additional moves by the Federal Reserve Board eventually pushed municipal bond yields higher throughout June and July. During the period, the yields on long-term tax-exempt revenue bonds rose almost 50 basis points to 5.65%, as measured by the Bond Buyer Revenue Bond Index.

The ability of the tax-exempt bond market to withstand much of the recent upward pressure on long-term fixed-income bond yields has been a reflection of the continued strong technical position the municipal bond market has enjoyed in recent quarters. During the last six months, more than $120 billion in long-term municipal bonds was underwritten, a decrease of more than 20% compared to the same period a year ago. During the past three months, more than $60 billion in municipal bonds was underwritten. This quarterly issuance represents a decline of nearly 25% compared to the same three-month period in 1998.

Recently, the municipal supply position deteriorated even further. Total issuance in July 1999 of $16.5 billion was more than 30% lower than July 1998 levels. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated significant retail investor interest, easily absorbing the recent diminished supply. This very favorable supply/demand position allowed the tax-exempt bond market to outperform its taxable counterpart in recent months.

However, the recent relative outperformance of the municipal bond market has somewhat reduced the very attractive tax-exempt bond yield ratios that were available at the end of 1998. In December 1998, long-term, uninsured municipal bond yields were higher than those of their taxable counterparts. Historically, long-term tax-exempt bond yields have been approximately 82%--85% of long-term US Treasury bond yields. Municipal bond yields rose at a lower rate in recent months than US Treasury bond yields, causing the yield ratio to decline. At July 31, 1999, long-term municipal bond yields were approximately 92% of their taxable counterparts. Current ratios, while lower than those available at the end of 1998, still represent historically attractive levels. We expect the municipal bond market to maintain its strong technical position for the remainder of 1999. Consequently, there appears to be little reason for the tax-exempt bond market to underperform the taxable US Treasury bond market. This suggests that the present bond yield ratio is likely to be stable in the coming months and a return to a ratio in excess of 100% of taxable Treasury securities is improbable.

Looking ahead, it appears to us that long-term municipal bond yields will trade in a relatively tight range near current levels. Strong US economic performance is being balanced by nearly negligible inflation data, as well as improvements in productivity in both manufacturing and service industries. We believe that future moves by the Federal Reserve Board have largely been discounted by bond markets and are to a great extent reflected in present bond yields.

Any improvement in bond prices is likely to be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year is likely to negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced because of higher mortgage rates. We believe it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.

Fiscal Year in Review
At the start of the fiscal year ended July 31, 1999, the US economy was strong and inflation was low. We opted to maintain a fully invested position going into the second half of the year and sought to maintain a high level of tax-exempt income. We believed that in the absence of any material inflationary pressures and given the enhanced productivity of US companies, any increases in US economic strength would not result in significant increases in interest rates.

However, the Federal Reserve Board raised interest rates in May. Modest improvements in foreign economies also played a factor in the Federal Reserve Board's decision to raise short-term interest rates, which pushed long-term interest rates higher as well. We remained fully invested, believing that the recent spike in bond yields would be temporary. Unfortunately, concerns lingered that the Federal Reserve Board would continue to tighten monetary policy, which occurred after the close of the period at the end of August. These concerns pushed long-term bond yields higher and faster than we expected, negatively affecting Fund performance for the later half of the fiscal year.

Short-term tax-exempt interest rates provided a significant yield benefit to MuniHoldings Fund II, Inc.'s Common Stock shareholders. Although the Federal Reserve Board increased short-term taxable interest rates, with a possibility of more tightening to follow, interest rates on the Fund's Preferred Stock for the Fund have remained at or below historical averages for much of 1999. However, should the spread between long-term and short-term interest rates narrow, the benefits of the leverage will decline and as a result, reduce the yield on the Fund's Common Stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion
We appreciate your ongoing interest in MuniHoldings Fund II, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



September 14, 1999



MuniHoldings Fund II, Inc., July 31, 1999


Portfolio
Abbreviations

To simplify the listings of MuniHoldings Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
EDA    Economic Development Authority
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDA    Industrial Development Authority
IDB    Industrial Development Board
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
S/F    Single-Family
VRDN   Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
                 S&P     Moody's   Face                                                                              Value
STATE          Ratings   Ratings  Amount   Issue                                                                   (Note 1a)
Alabama--3.7%     A-      A3     $ 9,750   Phenix City, Alabama, IDB, Environmental Improvement Revenue
                                           Refunding Bonds (Mead Coated Board Project), Series B, 5.25%
                                           due 4/01/2028                                                            $  8,991


Arizona--4.4%     B       B2       2,500   Apache County, Arizona, IDA, PCR, Refunding (Tucson Electric
                                           Power Co. Project), Series B, 5.875% due 3/01/2033                          2,386
                  NR*     B1       2,800   Phoenix, Arizona, IDA, Airport Facility Revenue Refunding Bonds
                                           (America West Airlines Inc.), AMT, 6.30% due 4/01/2023                      2,749
                  B       B2       4,000   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                           (Tucson Electric Power Company Project), Series B, 6% due 9/01/2029         3,841
                  NR*     NR*      1,750   Show Low, Arizona, Improvement District No. 5, Special Assessment
                                           Bonds, 6.375% due 1/01/2015                                                 1,793


California--2.7%  NR*     Aaa      6,500   California Statewide Communities Development Authority, COP, RIB,
                                           Series 24, 7.315% due 12/01/2015 (c)(i)                                     6,533


Colorado--2.3%    NR*     Aa2      2,365   Colorado HFA, S/F Program, Revenue Refunding Bonds, Senior
                                           Series A-3, 6.50% due 5/01/2016                                             2,568
                  NR*     Aaa      2,000   Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                           RIB, Series 136, 7.51% due 11/15/2025 (b)(i)                                1,934
                  NR*     NR*      1,000   Eaglebend, Colorado, Affordable Housing Corporation, M/F Revenue
                                           Refunding Bonds (Housing Project), Series A, 6.45% due 7/01/2021            1,035


Connecticut       BB-     Ba1      5,000   Connecticut State Development Authority, PCR, Refunding (Connecticut
--2.0%                                     Light & Power Company), Series A, 5.85% due 9/01/2028                       4,824


Florida--2.3%     A-      Baa1     3,500   Highlands County, Florida, Health Facilities Authority Revenue Bonds
                                           (Adventist Hospital Health System), 5.25% due 11/15/2020                    3,234
                  NR*     Aaa      2,500   Orange County, Florida, School Board COP, RIB, Series 130, 7.01% due
                                           8/01/2023 (b)(i)                                                            2,367


Georgia--2.3%     A1      VMIG1++  5,600   Burke County, Georgia, Development Authority, PCR (Georgia Power
                                           Company Plant-Vogtle Project), VRDN, 3rd Series, 3.30% due 7/01/2024 (h)    5,600


Illinois--9.9%    AAA     Aaa      5,000   Chicago, Illinois, Board of Education, GO (Chicago School Reform),
                                           Series A, 5.25% due 12/01/2022 (a)                                          4,779
                  AAA     Aaa      5,000   Chicago, Illinois, GO (Lakefront Millennium Parking Facilities), 5% due
                                           1/01/2018 (b)                                                               4,729
                  NR*     Aaa      4,500   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A-1, 6.45%
                                           due 9/01/2029 (e)(f)                                                        4,838
                  AAA     Aaa     10,000   Illinois Development Finance Authority, PCR, Refunding (Illinois Power
                                           Company Project), Series B, 5.40% due 3/01/2028 (b)                         9,675


Indiana--1.4%     NR*     NR*      3,500   Indiana Health Facilities Financing Authority Revenue Bonds (Community-
                                           Hartsfield Village Project), Series A, 6.375% due 8/15/2027                 3,473


Maryland--4.0%    NR*     NR*      9,000   Maryland State Energy Financing Administration, Limited Obligation
                                           Revenue Bonds (Cogeneration-AES Warrior Run), AMT, 7.40% due 9/01/2019      9,612


Massachusetts     NR*     Aaa     10,000   Massachusetts State, HFA Revenue Refunding Bonds, RITR, 7.22% due
--4.0%                                     12/01/2028 (b)(i)                                                           9,595


Mississippi--2.8%                          Mississippi Business Finance Corporation, Mississippi, PCR, Refunding
                                           (System Energy Resources Inc. Project):
                  BBB-    Ba1      5,000     5.875% due 4/01/2022                                                      4,830
                  BBB-    Ba1      2,050     5.90% due 5/01/2022                                                       1,982


Montana--0.6%     AA+     Aa2      1,465   Montana State Board of Housing, S/F Mortgage Revenue Refunding Bonds,
                                           Series A-1, 5.95% due 12/01/2027 (d)                                        1,518


Nevada--3.6%      BBB+    A2      10,000   Henderson, Nevada, Health Care Facilities Revenue Bonds (Catholic
                                           Healthcare West), 5.375% due 7/01/2026                                      8,808


New Hampshire     BB-     NR*      1,250   New Hampshire Higher Educational and Health Facilities Authority,
--0.5%                                     Revenue Refunding Bonds (Littleton Hospital Association), Series A,
                                           6% due 5/01/2028                                                            1,186


New Jersey        BBB-    NR*      2,630   New Jersey EDA, Revenue Bonds (First Mortgage--Fellowship Village
--3.7%                                     Project), Series C, 5.50% due 1/01/2018                                     2,490
                  AAA     Aaa      6,760   New Jersey Sports and Exposition Authority, Convention Center Luxury
                                           Tax, Revenue Refunding Bonds, 5% due 9/01/2016 (b)                          6,563


New York--15.9%   A1+     VMIG1++  6,000   Long Island Power Authority, New York, Electric System Revenue Bonds,
                                           VRDN, Sub-Series 7, 3.40% due 4/01/2025 (b)(h)                              6,000
                  A-      Baa1    15,500   Long Island Power Authority, New York, Electric System Revenue
                                           Refunding Bonds, Series A, 5.50% due 12/01/2029                            15,075
                  AAA     Aaa      3,505   Metropolitan Transportation Authority, New York, Transit Facilities
                                           Revenue Bonds, Series A, 5.625% due 7/01/2025 (b)                           3,535
                  NR*     Aaa      7,860   New York City, New York, Municipal Water Finance Authority, Water
                                           and Sewer System Revenue Bonds, RITR, Series 11, 8.22% due
                                           6/15/2026 (c)(i)                                                            8,352
                  AAA     Aaa      4,000   New York State Dormitory Authority Revenue Bonds (State University
                                           Educational Facilities), Series B, 4.75% due 5/15/2028 (b)                  3,532
                  AAA     Aaa      2,500   New York State Dormitory Authority, Revenue Refunding Bonds (Saint
                                           John's University), 4.75% due 7/01/2028 (b)                                 2,201


MuniHoldings Fund II, Inc., July 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
                 S&P     Moody's   Face                                                                              Value
STATE          Ratings   Ratings  Amount   Issue                                                                   (Note 1a)
North             AA      Aa2    $ 3,650   North Carolina HFA, Revenue Bonds, S/F, AMT, Series TT, 5.60%
Carolina--1.5%                             due 9/01/2019                                                            $  3,653
                  A1+     NR*        100   Raleigh Durham, North Carolina, Airport Authority, Special Facility
                                           Revenue Refunding Bonds (American Airlines), VRDN, Series A, 3.35%
                                           due 11/01/2015 (h)                                                            100


Ohio--2.0%        NR*     NR*      5,000   Ohio State, HFA, Mortgage Revenue Refunding Bonds, RITR, AMT, Series
                                           15, 7.12% due 9/01/2019 (c)(g)(i)                                           4,951


Pennsylvania      AAA     Aaa     12,930   Allegheny County, Pennsylvania, Hospital Development Authority
--13.2%                                    Revenue Bonds (University of Pittsburgh Medical Center), 5.375% due
                                           12/01/2025 (b)                                                             12,428
                  BBB-    Baa2     7,000   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds
                                           (Environmental Improvement--USX Corporation Project), 5.60% due
                                           9/01/2030                                                                   6,659
                  BBB-    Baa2     6,000   Bucks County, Pennsylvania, IDA, Environmental Improvement Revenue
                                           Refunding Bonds (USX Corporation Project), 5.60% due 3/01/2033              5,693
                  NR*     NR*      2,000   Lancaster County, Pennsylvania, Hospital Authority Revenue Bonds
                                           (Health Center-Saint Annes Home), 6.625% due 4/01/2028                      1,963
                  NR*     NR*      3,000   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds
                                           (First Mortgage--Meadowood), Series A, 6.25% due 12/01/2017                 3,037
                  NR*     NR*      2,500   Pennsylvania Economic Development Financing Authority, Exempt
                                           Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                           6.25% due 11/01/2027                                                        2,487


Tennessee--3.6%   NR*     NR*      2,200   Hardeman County, Tennessee, Correctional Facilities Corporation
                                           Revenue Bonds, Series B, 7.375% due 8/01/2017                               2,351
                  AAA     Aaa      6,830   Harpeth Valley Utilities District, Tennessee, Davidson and
                                           Williamson Counties Utility Improvement Revenue Bonds, Series A,
                                           5% due 9/01/2020 (b)                                                        6,447


Texas--6.3%       A1+     NR*      5,150   Harris County, Texas, Health Facilities Development Corporation,
                                           Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 3.30%
                                           due 12/01/2025 (h)                                                          5,150
                  AA      Aa2      3,000   Lower Neches Valley Authority, Texas, Industrial Development
                                           Corporation, Revenue Refunding Bonds (Mobil Oil Refunding
                                           Corporation), AMT, 5.55% due 3/01/2033                                      2,907
                  AA+     Aa2      7,455   Texas A & M, University Revenue Refunding Bonds, Financing
                                           Systems, 5.50% due 5/15/2020                                                7,400


Virginia--4.9%    NR*     NR*      2,500   Dulles Town Center Community Development Authority, Virginia,
                                           Special Assessment Tax (Dulles Town Center Project), 6.25% due
                                           3/01/2026                                                                   2,507
                  NR*     NR*      2,500   Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                           (Port Facility-Zeigler Coal), 6.90% due 5/02/2022                           2,498
                                           Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                  NR*     Ba1      6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2030                             826
                  BBB-    Baa3    48,400     Senior-Series B, 5.95%** due 8/15/2033                                    6,067


West              A       A2      12,800   Braxton County, West Virginia, Solid Waste Disposal Revenue
Virginia--4.9%                             Refunding Bonds (Weyerhaeuser Company Project), AMT, 5.40%
                                           due 5/01/2025                                                              12,021


                  Total Investments (Cost--$259,385)--102.5%                                                         249,773

                  Liabilities in Excess of Other Assets--(2.5%)                                                       (6,028)
                                                                                                                    --------
                  Net Assets--100.0%                                                                                $243,745
                                                                                                                    ========

               (a)AMBAC Insured.
               (b)MBIA Insured.
               (c)FSA Insured.
               (d)FHA Insured.
               (e)FNMA/GNMA Collateralized.
               (f)FHLMC Collateralized.
               (g)GNMA Collateralized.
               (h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
               (i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1999.
                 *Not Rated.
                **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                ++Highest short-term rating by Moody's Investors Service, Inc.
                  Ratings of issues have not been audited by Ernst & Young LLP.


                  See Notes to Financial Statements.


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of July 31, 1999
Assets:             Investments, at value (identified cost--$259,384,848) (Note 1a)                         $249,773,260
                    Cash                                                                                          91,766
                    Interest receivable                                                                        3,762,038
                    Deferred organization expenses (Note 1e)                                                      13,579
                    Prepaid expenses and other assets                                                             20,694
                                                                                                            ------------
                    Total assets                                                                             253,661,337
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  9,463,010
                      Dividends to shareholders (Note 1f)                                       249,473
                      Investment adviser (Note 2)                                               118,369        9,830,852
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        85,153
                                                                                                            ------------
                    Total liabilities                                                                          9,916,005
                                                                                                            ------------

Net Assets:         Net assets                                                                              $243,745,332
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (3,480 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $ 87,000,000
                      Common Stock, par value $.10 per share (11,073,334 shares
                      issued and outstanding)                                              $  1,107,333
                    Paid-in capital in excess of par                                        163,858,315
                    Undistributed investment income--net                                      1,180,176
                    Undistributed realized capital gains on investments--net                    211,096
                    Unrealized depreciation on investments--net                              (9,611,588)
                                                                                           ------------
                    Total--Equivalent to $14.16 net asset value per share of Common
                    Stock (market price--$12.9375)                                                           156,745,332
                                                                                                            ------------
                    Total capital                                                                           $243,745,332
                                                                                                            ============

                   *Auction Market Preferred Stock.


                    See Notes to Financial Statements.


MuniHoldings Fund II, Inc., July 31, 1999

STATEMENT OF OPERATIONS
                    For the Year Ended July 31, 1999
Investment          Interest and amortization of premium and discount earned                                $ 14,106,135
Income (Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,393,855
                    Commission fees (Note 4)                                                    220,649
                    Professional fees                                                            77,657
                    Accounting services (Note 2)                                                 75,681
                    Transfer agent fees                                                          33,075
                    Listing fees                                                                 28,453
                    Directors' fees and expenses                                                 19,556
                    Custodian fees                                                               19,450
                    Printing and shareholder reports                                             17,300
                    Pricing fees                                                                  8,587
                    Amortization of organization expenses (Note 1e)                               3,787
                    Other                                                                         7,652
                                                                                           ------------
                    Total expenses before reimbursement                                       1,905,702
                    Reimbursement of expenses (Note 2)                                          (54,038)
                                                                                           ------------
                    Total expenses after reimbursement                                                         1,851,664
                                                                                                            ------------
                    Investment income--net                                                                    12,254,471
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            778,981
Unrealized          Change in unrealized appreciation/depreciation on investments--net                       (10,544,761)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  2,488,691
(Notes 1b,                                                                                                  ============
1d & 3):

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the        For the Period
                                                                                           Year Ended     Feb. 27, 1998++
                                                                                            July 31,        to July 31,
                    Increase (Decrease) in Net Assets:                                        1999              1998
Operations:         Investment income--net                                                 $ 12,254,471     $  5,237,576
                    Realized gain (loss) on investments--net                                    778,981         (567,885)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                        (10,544,761)         933,173
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,488,691        5,602,864
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Common Stock                                                           (9,214,198)      (3,162,976)
(Note 1f):            Preferred Stock                                                        (2,777,110)      (1,157,587)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                            (11,991,308)      (4,320,563)
                                                                                           ------------     ------------

Capital Stock       Proceeds from issuance of Common Stock                                           --      166,000,005
Transactions        Proceeds from issuance of Preferred Stock                                        --       87,000,000
(Notes 1e & 4):     Offering costs resulting from the issuance of Common Stock                       --         (314,402)
                    Offering and underwriting costs resulting from the issuance
                    of Preferred Stock                                                               --         (819,960)
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --      251,865,643
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease)in net assets                                   (9,502,617)     253,147,944
                    Beginning of period                                                     253,247,949          100,005
                                                                                           ------------     ------------
                    End of period*                                                         $243,745,332     $253,247,949
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,180,176     $    917,013
                                                                                           ============     ============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


MuniHoldings Fund II, Inc., July 31, 1999


FINANCIAL HIGHLIGHTS
                    The following per share data and ratios have been derived               For the        For the Period
                    from information provided in the financial statements.                 Year Ended     Feb. 27, 1998++
                                                                                            July 31,        to July 31,
                    Increase (Decrease) in Net Asset Value:                                   1999              1998
Per Share           Net asset value, beginning of period                                   $      15.01     $      15.00
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                         1.11              .47
                    Realized and unrealized gain (loss) on investments--net                        (.88)             .04
                                                                                           ------------     ------------
                    Total from investment operations                                                .23              .51
                                                                                           ------------     ------------
                    Less dividends to Common Stock shareholders:
                      Investment income--net                                                       (.83)            (.29)
                                                                                           ------------     ------------
                    Capital charge resulting from issuance of Common Stock                           --             (.03)
                                                                                           ------------     ------------
                    Effect of Preferred Share activity++++:
                      Dividends to Preferred Stock shareholders:
                          Investment income--net                                                   (.25)            (.10)
                    Capital charge resulting from issuance of Preferred Stock                        --             (.08)
                                                                                           ------------     ------------
                    Total effect of Preferred Stock activity                                       (.25)            (.18)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      14.16     $      15.01
                                                                                           ============     ============
                    Market price per share, end of period                                  $    12.9375     $      14.25
                                                                                           ============     ============

Total Investment    Based on market price per share                                              (3.79%)          (3.14%)+++
Return:**                                                                                  ============     ============
                    Based on net asset value per share                                            (.03%)           2.03%+++
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement***                                       1.11%             .45%*
Average                                                                                    ============     ============
Net Assets of       Total expenses***                                                             1.14%            1.04%*
Common Stock:                                                                              ============     ============
                    Total investment income--net***                                               7.35%            7.66%*
                                                                                           ============     ============
                    Amount of dividends to Preferred Stock shareholders                           1.66%            1.69%*
                                                                                           ============     ============
                    Investment income--net, to Common Stock shareholders                          5.68%            5.96%*
                                                                                           ============     ============

Ratios Based on     Total expenses, net of reimbursement                                           .73%             .30%*
Total Average                                                                              ============     ============
Net                 Total expenses                                                                 .75%             .71%*
Assets:++++++***                                                                           ============     ============
                    Total investment income--net                                                  4.83%            5.21%*
                                                                                           ============     ============

Ratios Based on     Dividends to Preferred Stock shareholders                                     3.20%            3.60%*
Average                                                                                    ============     ============
Net Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end of period (in thousands)       $    156,745     $    166,248
Data:                                                                                      ============     ============
                    Preferred Stock outstanding, end of period (in thousands)              $     87,000     $     87,000
                                                                                           ============     ============
                    Portfolio turnover                                                           71.07%           64.62%
                                                                                           ============     ============

Leverage:           Asset coverage per $1,000                                              $      2,802     $      2,911
                                                                                           ============     ============

Dividends           Series A--Investment income--net                                       $        807     $        325
Per Share on                                                                               ============     ============
Preferred Stock     Series B--Investment income--net                                       $        789     $        340
Outstanding:                                                                               ============     ============

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of operations.
                ++++The Fund's Preferred Stock was issued on March 19, 1998.
              ++++++Includes Common and Preferred Stock average net assets.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniHoldings Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


MuniHoldings Fund II, Inc., July 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on August 1, 1999. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended July 31, 1999, FAM earned fees of $1,393,855, of which $54,038 was reimbursed.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1999 were $177,822,041 and $183,070,439, respectively.

Net realized gains (losses) for the year ended July 31, 1999 and net unrealized losses as of July 31, 1999 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses)     Losses

Long-term investments            $   (245,453)  $ (9,611,588)
Financial futures contracts         1,024,434             --
                                 ------------   ------------
Total                            $    778,981   $ (9,611,588)
                                 ============   ============


As of July 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $9,611,588, of which $31,586 related to appreciated securities and $9,643,174 related to depreciated securities. The aggregate cost of investments at July 31, 1999 for Federal income tax purposes was $259,384,848.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended July 31, 1999 remained constant and during the period February 27, 1998 to July
31, 1998 increased by 11,066,667 as a result of the initial offering.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at July 31, 1999 were as follows: Series A, 3.10% and Series B, 3.15%.

Shares issued and outstanding during the year ended July 31, 1999 remained constant and during the period February 27, 1998 to July
31, 1998 increased by 3,480 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended July 31, 1999, MLPF&S earned $52,985 as commissions.

5. Subsequent Event:
On August 6, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.070000 per share, payable on August 30, 1999 to shareholders of record as of August 23, 1999.



REPORT OF INDEPENDENT AUDITORS (unaudited)

To the Shareholders and Board of Directors,
MuniHoldings Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniHoldings Fund II, Inc., including the schedule of investments, as of July 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets and financial highlights for the year then ended and for the period from February 27, 1998 (commencement of operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Fund II, Inc. at July 31, 1999 and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the indicated periods in conformity with generally accepted accounting principles.

Ernst & Young LLP
MetroPark, New Jersey
August 26, 1999



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Fund II, Inc. during its taxable year ended July 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



MuniHoldings Fund II, Inc., July 31, 1999


YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.



QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of July 31, 1999 were as follows:

                                      Percent of
S&P Rating/Moody's Rating             Net Assets

AAA/Aaa                                  35.9%
AA/Aa                                     7.4
A/A                                      19.7
BBB/Baa                                  11.4
BB/Ba                                     2.8
B/B                                       3.7
NR (Not Rated)                           14.7
Other++                                   6.9

[FN]
++Temporary investments in short-term municipal securities.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
IBJ Whitehall Bank &Trust Company
One State Street
New York, NY 10004

NYSE Symbol
MUH